OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2012
OPERATING LEASES [Abstract]
Future Minimum Contractual Future Revenues
The minimum contractual future revenues to be received on time charters as of December 31, 2012, were as follows:

Year ending December 31, (in thousands of $)	Total
2013	302,034
2014	321,495
2015	315,823
2016	310,072
2017	306,967
2018 and later	985,765
Total	2,542,156	(1)
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(1)
This includes additional revenues relating to the amendment to the terms of the Golar Winter charter pursuant to modifications to the vessel. The amendment includes an increase in charter hire rates and an extension of the charter hire term by 5 years from 2019 to 2024 contingent upon the completion of the modification work to the Golar Winter expected in 2013. The amendment to the charter was effected in January 2012.